UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 18, 2019

PROVENTION BIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38552	81-5245912
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 666, Oldwick, New Jersey 08858
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (908) 336-0360

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchanged on Which Registered
Common Stock, $0.0001 par value per share	PRVB	The Nasdaq Capital Market

Item 1.01. Entry into a Material Definitive Agreement.

On September 18, 2019, Provention Bio, Inc., a Delaware corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with SVB Leerink LLC, as representative of the underwriters named therein (the “Underwriters”), in connection with the underwritten public offering by the Company (the “Offering”) of 5,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a public offering price of $8.00 per Share, less underwriting discounts.

In addition, pursuant to the Underwriting Agreement, the Company granted the Underwriters an option, exercisable for 30 days (the “Option”) to purchase up to an additional 750,000 shares of Common Stock at the public offering price.

The Shares are being offering by the Company pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-232995) previously filed with and declared effective by the Securities and Exchange Commission (the “SEC”) on August 8, 2019. A preliminary prospectus supplement relating to the Offering was filed with the SEC on September 18, 2019, and a final prospectus supplement relating to the Offering was filed with the SEC on September 19, 2019. The closing of the Offering is expected to occur on September 23, 2019, subject to the satisfaction of customary closing conditions.

Contemporaneously with the Offering, on September 18, 2019, the Company entered into a subscription agreement (the “Subscription Agreement”) with Amgen Inc. for the sale by the Company of $20 million of shares of Common Stock, or 2,500,000 shares of Common Stock, in a private placement (the “Concurrent Private Placement”) at the public offering price per share for the shares of Common Stock sold in the Offering, pursuant to the terms of that certain License and Collaboration Agreement between the Company and Amgen Inc, dated as of November 5, 2018 and on file with the SEC.

The net proceeds to the Company from the Offering and the Concurrent Private Placement, after deducting the Underwriters’ discounts, fees and expenses and the Company’s estimated Offering expenses, are expected to be approximately $57.1 million, or approximately $62.7 million if the Underwriters exercise their Option in full. The Company intends to use the net proceeds from the Offering and the Concurrent Private Placement for general corporate purposes, including funding the advancement of its product candidates.

Each of the Underwriting Agreement and the Subscription Agreement contains customary representations and warranties that the parties made to, and solely for the benefit of, the other in the context of all of the terms and conditions of that agreement and in the context of the specific relationship between the parties. The Underwriting Agreement also contains customary indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. The provisions of the Underwriting Agreement and the Subscription Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreements and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and agreements. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the SEC.

The foregoing summaries of the terms of the Underwriting Agreement and the Subscription Agreement are subject to, and qualified in their entirety by reference to, the Underwriting Agreement and the Subscription Agreement, which are filed as Exhibits 1.1 and 10.1, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 3.02. Unregistered Sale of Equity Securities

See Item 1.01 with respect to the shares of Common Stock issued in the Concurrent Private Placement.

The shares of Common Stock issued in the Concurrent Private Placement have not been registered under the Securities Act, and were made pursuant to the exemptions from registration provided by Section 4(a)(2) of the Securities Act. Amgen has represented that it is an accredited investor, as defined in Regulation D, and has acquired the securities for investment purposes only and not with a view to, or for sale in connection with, any distribution thereof. The securities were not issued through any general solicitation or advertisement.

Item 8.01. Other Events.

On September 18, 2019, the Company issued a press release announcing the launch of the Offering. On September 18, 2019, the Company issued a press release announcing the pricing of the Offering. Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Cautionary Note on Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein that do not describe historical facts, including but not limited to statements related to the timing and completion of the Offering and the amount of net proceeds expected from the Offering are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, the risks detailed from time to time in the Company’s SEC filings, including those described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as updated by its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019 and June 30, 2019, as well as those discussed in the preliminary prospectus supplement to be filed with the SEC, the documents incorporated by reference herein and therein, any related free writing prospectus, and subsequent filings with the SEC. Any of these risks and uncertainties could materially and adversely affect the Company’s results of operations. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made or to reflect the occurrence of unanticipated events.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description.

1.1	Underwriting Agreement, dated September 18, 2019, by and between Provention Bio, Inc. and SVB Leerink LLC, as representative of the underwriters

5.1	Opinion of Lowenstein Sandler LLP

10.1	Subscription Agreement, dated September 18, 2019, by and between Provention Bio, Inc. and Amgen, Inc.

23.1	Consent of Lowenstein Sandler LLP (included in Exhibit 5.1)

99.1	Press release of Provention Bio, Inc., dated September 18, 2019

99.2	Press release of Provention Bio, Inc., dated September 18, 2019

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Provention Bio, Inc.

Date: September 19, 2019	By:	/s/ Andrew Drechsler
Andrew Drechsler
Chief Financial Officer